SELIGMAN
CAPITAL FUND, INC.

12
11
1

MID-YEAR REPORT

JUNE 30, 2002

Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1	Statements of Changes in Net Assets	12
Interview With Your Portfolio Manager	2	Notes to Financial Statements	13
Performance Overview	4	Financial Highlights	17
Portfolio Overview	6	Board of Directors	19
Portfolio of Investments	8	Executive Officers and For More Information	20
Statement of Assets and Liabilities	10	Glossary of Financial Terms	21
Statement of Operations	11

TO THE SHAREHOLDERS

During the six months ended June 30, 2002, Seligman Capital Fund delivered a total return of –22.53% based on the net asset value of Class A shares. During the same time, the Lipper Mid Cap Growth Funds Average returned –16.91% and the Russell MidCap Growth Index returned –19.70%. The Fund’s underperformance relative to its peers and to its benchmark was primarily the result of its substantial weightings in technology and in health care, both of which lagged the broader market during this time.

The US economy improved during the first half of the year, but the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market’s response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, but left interest rates untouched during the first half of 2002.

Industrial production has been on the rise for months, and high-tech production has also shown signs of life. Inflation remains benign, and consumers tinue to spend at a healthy pace. However, the recovery remains fragile. Productivity growth the second quarter, and some economists are their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits slowly improve. The Federal Reserve Board, support the nascent recovery, is not expected to interest rates until 2003, and there is the possibility another rate reduction in 2002. Geopolitical risks but the immediate concern is investor confidence believe that the current sense of urgency has sensible reforms, inserting additional safeguards regulations into the system.

We thank you for your continued support of Capital Fund. A discussion with your Portfolio as well as the Fund’s investment results, portfolio investments, and financial statements, follows We look forward to serving your investment many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 9, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS

Q:	How did Seligman Capital Fund perform during the six months ended June 30, 2002?

A:	During the six months ended June 30, 2002, Seligman Capital Fund delivered a total return of –22.53% based on the net asset value of Class A shares. During the same time, the Lipper Mid Cap Growth Funds Average returned –16.91% and the Russell MidCap Growth Index returned –19.70%.

Q:	What economic and market factors influenced the Fund’s results during this time?

A:	While the stock market suffered steep declines during this six-month period, the US economy posted significant gains. Business inventories continued to be worked down, and were then somewhat rebuilt during the first quarter of 2002. Household disposable income was also boosted by continued low interest rates and relatively low energy prices. Inflation has remained virtually nonexistent.
Consumer spending remained high during this period. Spending in this sector had surprised nearly everyone by staying remarkably strong throughout the economic downturn, and we therefore didn’t expect any incremental gains in this area, as had been the case following previous economic declines. This has been borne out: while consumer spending has not weakened, it also has not grown.
We did expect to see growth in corporate spending, since this segment of the economy contracted sharply during the downturn. Corporations, however, have been reluctant to increase capital spending or to add to their payrolls. This reluctance has slowed the overall recovery considerably, particularly in sectors like technology that are heavily dependent upon investment in capital equipment. However, we believe that increased demand will soon push companies to resume spending.
The lack of recovery in capital expenditures, geopolitical risks, the decline of the US dollar, and, particularly, corporate accounting issues depressed US markets considerably during the first half of the Fund’s fiscal year. Growth stocks, which are especially dependent upon expectations for the future, declined more than the overall market.

Q:	What sectors most affected the Fund’s performance?

A:	The Fund maintained a substantial weighting in the technology sector, which was one of the worst-performing market groups during this six-month period. As the period began, we had anticipated that corporate technology spending would begin to recover by the fourth quarter of 2002, and we had believed that stock prices would anticipate this by three to six months. Thus, we projected a recovery among technology stocks during the first half of 2002. However, because the economic recovery has been considerably more protracted than we had expected, especially regarding capital spending, we have extended the timeframe for a rebound in technology fundamentals to the beginning of 2003. In addition, the current market is an exceptionally cautious one, and investors may not be willing to purchase technology stocks until they see concrete signs of improving fundamentals. However, we continue to believe that as businesses resume spending, technology companies will be among the largest beneficiaries.

A TEAM APPROACH

Seligman Capital Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective. Team members include Craig Chodash, Melissa Kasper, Sandra Leu, and David Levy (Trader).

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

MARION S. SCHULTHEIS

The Fund also maintained a large weighting in health care during the period, which was another poor-performing group. Pharmaceutical companies currently face uncertainty regarding the impact of final government health care legislation, as well as intense competition. However, we believe these companies are attractive long-term investments, especially at their current price levels.

Another heavily weighted area was consumer cyclicals, which delivered relatively strong performance overall. Consumer spending stayed strong throughout the economic downturn, boosted by low interest rates, continued high employment, and a strong housing market. While we do not believe that consumer spending will increase, we plan to maintain the Fund’s weighting in this area since we believe that consumer spending will remain fairly strong.

Q:	What is your outlook?

A:	We are confident that the US economic recovery is underway, albeit at a slower pace than we had originally anticipated. As business leaders feel more confident that end demand for their products and services is increasing, we will see renewed rigor in corporate spending. We believe that such an environment will particularly benefit technology companies, and your Fund is well positioned for this anticipated recovery.
Of course, there are real concerns that have dragged the market down. Some of these involve a great deal of uncertainty, such as the war on terrorism. We believe that the uncovering of accounting scandals, which has been extraordinarily detrimental to the market, will actually create a healthier market for the long term. We are convinced that needed reforms will be made, providing investors with the confidence and trust that is currently lacking, and allowing US stocks to deliver attractive total returns once again.

PERFORMANCE OVERVIEW (UNAUDITED)
Investment Results Per Share

TOTAL RETURNS For Periods Ended June 30, 2002

			AVERAGE ANNUAL

		CLASS I SINCE INCEPTION 11/30/01*				CLASS B SINCE INCEPTION 4/22/96		CLASS C SINCE INCEPTION 5/27/99	CLASS D SINCE INCEPTION 5/3/93

	SIX MONTHS*		ONE YEAR	FIVE YEARS	10 YEARS

Class A**
With Sales Charge	(26.21)%	n/a	(34.39)%	6.25%	10.61%	n/a		n/a	n/a
Without Sales Charge	(22.53)	n/a	(31.13)	7.29	11.15	n/a		n/a	n/a
Class B**
With CDSC†	(26.69)	n/a	(34.94)	6.23	n/a	n/a		n/a	n/a
Without CDSC	(22.83)	n/a	(31.63)	6.48	n/a	7.58%		n/a	n/a
Class C**
With Sales Charge and CDSC††	(24.32)	n/a	(32.96)	n/a	n/a	n/a		1.62%	n/a
Without Sales Charge and CDSC	(22.79)	n/a	(31.62)	n/a	n/a	n/a		1.94	n/a
Class D**
With 1% CDSC	(23.58)	n/a	(32.29)	n/a	n/a	n/a		n/a	n/a
Without CDSC	(22.80)	n/a	(31.63)	6.50	n/a	n/a		n/a	9.63%
Class I**	(22.38)	(20.69)%	n/a	n/a	n/a	n/a		n/a	n/a
Lipper Mid Cap Growth
Funds Average***	(16.91)	(13.62)	(25.62)	5.08	11.48	5.61	†††	(1.45)	10.72	‡
Lipper Multi Cap Growth
Funds Average***	(20.43)	(19.05)	(29.42)	3.13	10.04	4.57	†††	(8.23)	9.46	‡
Russell MidCap Growth Index***	(19.70)	(16.65)	(26.34)	2.27	9.55	4.35		(6.79)	8.92	‡‡

NET ASSET VALUE
	JUNE 30, 2002	DECEMBER 31, 2001	JUNE 30, 2001

Class A	$15.23	$19.66	$22.75
Class B	13.08	16.95	19.77
Class C	13.11	16.98	19.81
Class D	13.10	16.97	19.80
Class I	15.26	19.66	n/a

CAPITAL LOSS INFORMATION
For the Six Months Ended June 30, 2002

Realized	$ (1.189)
Unrealized	(0.652	)Ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the effective date for the annual Administration, Shareholder Services and Distribution (12b-1) Plan (the “Plan”) to reflect the fee of up to 0.25% of average daily net assets payable under the Plan. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Mid Cap Growth Funds Average, the Lipper Multi Cap Growth Funds Average, and the Russell MidCap Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Russell MidCap Growth Index also excludes the effect of fees. The Lipper Mid Cap Growth Funds Average is an average of US mutual funds that invest primarily in mid-cap growth stocks. The Lipper Multi Cap Growth Funds Average is an average of US mutual funds that invest primarily in growth stocks with a variety of market capitalizations. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks. The monthly performances of the Lipper Mid Cap Growth Funds Average and the Lipper Multi Cap Growth Funds Average are used in the Performance Overview. Investors cannot invest directly in an average or an index. Effective May 2002, the Fund has been classified as a mid-cap growth fund by Lipper, based upon Lipper’s analysis of the types of securities held by the Fund at December 31, 2001. Therefore, the Fund will no longer be compared to the Lipper Multi Cap Growth Funds Average.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	From May 6, 1993.
‡‡	From April 30, 1993.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

PERFORMANCE OVERVIEW (UNAUDITED)

Growth of an Assumed $10,000 Investment

CLASS A SHARES June 30, 1992 to June 30, 2002	CLASS D SHARES May 3 1993† to June 30, 2002

CLASS B SHARES April 22, 1996† to June 30, 2002	CLASS I SHARES November 30, 2001† to June 30, 2002

CLASS C SHARES May 27, 1999† to June 30, 2002

     These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, Class D and Class I shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
†	Inception date.

PORTFOLIO OVERVIEW (UNAUDITED)

Diversification of Net Assets
June 30, 2002
				PERCENT OF NET ASSETS

				JUNE 30, 2002	DECEMBER 31, 2001
	ISSUES	COST	VALUE

COMMON STOCKS:
Automobiles and Components	2	$15,730,187	$23,535,124	3.6	2.3
Capital Goods	6	46,657,584	43,960,107	6.7	7.1
Chemicals	2	31,409,518	41,124,918	6.3	3.4
Commercial Services and Supplies	9	80,966,285	82,705,618	12.7	2.4
Communications Equipment	4	56,867,881	28,046,502	4.3	7.5
Computers and Peripherals	—	—	—	—	1.9
Consumer Durables and Apparel	3	18,260,372	27,439,067	4.2	4.2
Consumer Staples	1	4,467,216	4,967,690	0.8	2.5
Containers and Packaging	2	18,512,968	19,134,747	2.9	—
Electronic Equipment and Products	3	24,409,042	24,348,192	3.7	6.9
Energy	1	5,506,545	5,122,030	0.8	2.2
Financials	1	15,673,280	20,131,200	3.1	2.6
Health Care Equipment and Services	6	41,229,780	44,678,052	6.8	7.2
Hotels, Restaurants and Leisure	2	21,361,026	23,459,101	3.6	1.9
Media	3	20,252,183	15,904,748	2.4	2.1
Pharmaceuticals and Biotechnology	14	99,653,100	76,392,605	11.7	10.3
Retailing	5	33,686,994	56,616,251	8.7	7.7
Semiconductor Equipment and Products	7	55,217,207	37,928,589	5.8	6.3
Software and Services	8	64,168,504	43,517,207	6.6	14.5
Transportation	3	20,604,318	25,913,829	4.0	3.5

	82	674,633,990	644,925,577	98.7	96.5
SHORT-TERM HOLDING AND
OTHER ASSETS LESS LIABILITIES	1	8,418,872	8,418,872	1.3	3.5

NET ASSETS	83	$683,052,862	$653,344,449	100.0	100.0

Largest Industries
June 30, 2002

PORTFOLIO OVERVIEW (UNAUDITED)

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES
Marvell Technology Group*	Mettler-Toledo International**
Brocade Communications Systems*	Nabors Industries**
Rockwell Automation*	York International**
Avery Dennison*	Scientific-Atlanta**
Univision Communications (Class A)*	Intersil (Class A)**
IDEC Pharmaceuticals*	Elan (ADRs)**
Alloy Cephalon*	RF Micro Devices**
Ecolab*	Foot Locker**
Sealed Air*	JDS Uniphase**
Network Appliance**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE

Georgia Gulf	$30,593,724
Staples	20,432,840
AFLAC	20,131,200
Williams-Sonoma	19,260,612
Diebold	15,372,672
Rockwell Automation	14,909,076

SECURITY	VALUE

Avery Dennison	$14,878,025
Laboratory Corporation of
America Holdings	14,653,650
Starwood Hotels & Resorts Worldwide	14,409,109
Gentex	14,152,714

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

COMMON STOCKS 98.7%
AUTOMOBILES AND
COMPONENTS 3.6%
Gentex*	515,300	$14,152,714
Harley-Davidson	183,000	9,382,410

		23,535,124

CAPITAL GOODS 6.7%
AstroPower*	240,450	4,723,640
Danaher	107,100	7,106,085
Fastenal	160,200	6,188,526
Kennametal	183,300	6,708,780
Rockwell Automation	746,200	14,909,076
SPX*	36,800	4,324,000

		43,960,107

CHEMICALS 6.3%
Ecolab	227,800	10,531,194
Georgia Gulf	1,157,100	30,593,724

		41,124,918

COMMERCIAL SERVICES AND
SUPPLIES 12.7%
Avery Dennison	237,100	14,878,025
ChoicePoint*	239,333	10,882,472
Cintas	155,600	7,690,530
Cross Country*	315,300	11,916,764
Fiserv*	204,000	7,487,820
Hotels.com (Class A)*	53,000	2,238,455
Robert Half International*	410,900	9,573,970
ServiceMaster	865,200	11,870,544
Ticketmaster (Class B)*	329,700	6,167,038

		82,705,618

COMMUNICATIONS
EQUIPMENT 4.3%
Brocade Communications
Systems*	565,200	9,879,696
CIENA*	1,217,100	5,093,564
Emulex*	313,000	7,045,630
Research in Motion* (Canada)	529,900	6,027,612

		28,046,502

CONSUMER DURABLES
AND APPAREL 4.2%
Coach*	177,600	9,750,240
Mattel	329,200	6,939,536
Mohawk Industries*	174,700	10,749,291

		27,439,067

CONSUMER STAPLES 0.8%
Smithfield Foods*	267,800	4,967,690

CONTAINERS AND
PACKAGING 2.9%
Pactiv*	424,800	10,110,240
Sealed Air*	224,100	9,024,507

		19,134,747

	SHARES	VALUE

ELECTRONIC EQUIPMENT
AND INSTRUMENTS
Diebold	412,800	$15,372,672
Millipore	106,000	3,389,880
Waters*	209,200	5,585,640

		24,348,192
ENERGY
Nabors Industries*	145,100	5,122,030

AFLAC	629,100	20,131,200

HEALTH CARE EQUIPMENT
AND SERVICES 6.8%
Andrx Group*	206,300	5,564,942
Covance*	96,500	1,809,375
Laboratory Corporation
of America Holdings	321,000	14,653,650
Pharmaceutical Product
Development	195,200	5,142,544
Quest Diagnostics	152,300	13,105,415
WebMD*	782,600	4,402,125

		44,678,052

HOTELS RESTAURANTS
AND LEISURE 3.6%%
PF Chang's China Bistro	288,400	9,049,992
Starwood Hotels & Resorts Worldwide	438,100	14,409,109

		23,459,101

MEDIA 2.4%
Interrepublic Group of Companies	168,400	4,169,584
Regal Entertainment Group	94,700	2,208,404
(Class A)
Univision Communications
(Class A)	303,400	9,526,760

		15,904,748

PHARMACEUTICAL AND BIOTECHNOLOGY 11.7%
Abgenix*	279,300	2,739,993
Affymetrix	74,400	1,788,948
Biogen*	55,100	2,282,518
Cephalon*	167,200	7,559,948
Charles River Laboratories
International*	212,100	7,434,105
Chiron*	92,900	3,283,550
Human Genome Sciences*	464,200	6,220,280
IDEC Pharmaceuticals	196,000	6,947,220
MedImmune*	273,600	7,221,672
Myriad Genetics*	324,400	6,562,612
NPS Pharmaceuticals*	383,200	5,868,708
OSI Pharmaceuticals*	61,500	1,496,295
Pharmaceutical Resources	378,700	10,520,286
SICOR*	348,600	6,466,530

		76,392,605

See footnotes on page 9.

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

RETAILING 8.7%
Bed Bath & Beyond*	166,500	$6,284,543
Chico’ s FAS*	227,150	8,250,088
Fred’ s	65,600	2,388,168
Staples*	1,037,200	20,432,840
Williams-Sonoma*	628,200	19,260,612

		56,616,251

SEMICONDUCTOR EQUIPMENT
AND PRODUCTS 5.8%
Broadcom (Class A)*	276,300	4,844,921
Cabot Microelectronics*	61,300	2,653,064
KLA-Tencor*	36,100	1,587,137
Marvell Technology Group*	573,000	11,399,835
Novellus Systems*	48,700	1,655,556
PMC-Sierra*	483,700	4,481,480
QLogic*	296,800	11,306,596

		37,928,589

SOFTWARE AND SERVICES 6.6%
Adobe Systems	180,100	5,131,949
Alloy*	637,000	9,236,500
CNET Networks*	1,388,400	2,769,858
Intuit*	74,700	3,713,711
Mercury Interactive*	367,000	8,424,485
Precise Software Solutions*	388,200	3,728,661
Synopsys*	71,100	3,909,789
VERITAS Software*	333,700	6,602,254

		43,517,207

	SHARES	VALUE

TRANSPORTATION 4.0%
Expeditors International of Washington	330,000	$10,886,700
C.H. Robinson Worldwide	232,700	7,822,210
SkyWest	308,100	7,204,919

		25,913,829

TOTAL COMMON STOCKS
(Cost $674,633,990)		644,925,577

REPURCHASE AGREEMENT 3.1%
(Cost $19,900,000)		19,900,000

TOTAL INVESTMENTS 101.8%
(Cost $694,533,990)		664,825,577

OTHER ASSETS
LESS LIABILITIES (1.8)%		(11,481,128)

NET ASSETS 100%		$653,344,449

* Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2002

ASSETS:
Investments, at value
Common stocks (cost $674,633,990)	$644,925,577
Repurchase agreement (cost $19,900,000)	19,900,000	$664,825,577

Cash		858,310
Receivable for securities sold		3,633,256
Receivable for Capital Stock sold		1,350,976
Investment in, and expenses prepaid to, shareholder service agent		203,347
Receivable for dividends and interest		151,104
Other		32,663

Total Assets:		671,055,233

LIABILITIES:
Payable for securities purchased		12,391,354
Payable for Capital Stock repurchased		4,023,469
Payable to the Manager		272,753
Accrued expenses and other		1,023,208

Total Liabilities		17,710,784

Net Assets		$653,344,449

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
45,559,564 shares outstanding):
Class A		$25,995,062
Class B		7,923,137
Class C		7,166,088
Class D		3,949,972
Class I		525,305
Additional paid-in capital		956,651,594
Accumulated net investment loss		(4,204,115)
Accumulated net realized loss		(314,954,181)
Net unrealized depreciation of investments		(29,708,413)

Net Assets		$653,344,449

NET ASSET VALUE PER SHARE:
Class A ($396,011,674 ÷ 25,995,062)		$15.23

Class B ($103,643,677 ÷ 7,923,137)		$13.08

Class C ($93,929,716 ÷ 7,166,088)		$13.11

Class D ($51,743,383 ÷ 3,949,972)		$13.10

Class I ($8,015,999 ÷ 525,305)		$15.26

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends	$964,877
Interest	346,361

Total Investment Income		$1,311,238

EXPENSES:
Distribution and service fees	2,043,328
Management fees	1,816,686
Shareholder account services	1,162,710
Custody and related services	106,195
Auditing and legal fees	94,948
Registration	79,238
Shareholder reports and communications	78,489
Directors’ fees and expenses	35,261
Shareholders’ meeting	19,000
Miscellaneous	16,689

Total Expenses Before Reimbursement	5,452,544
Reimbursement of expenses—Class I	(1,071)

Total Expenses After Reimbursement		5,451,473

Net Investment Loss		(4,140,235)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(86,043,418)
Net change in unrealized appreciation of investments	(100,718,232)

Net Loss on Investments		(186,761,650)

Decrease in Net Assets from Operations		$(190,901,885)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	SIX MONTHS ENDED JUNE 30, 2002	YEAR ENDED DECEMBER 31, 2001

OPERATIONS:
Net investment loss	$(4,140,235)	$(7,453,220)
Net realized loss on investments	(86,043,418)	(223,185,125)
Net change in unrealized appreciation/depreciation of investments	(100,718,232)	92,693,631

Decrease in Net Assets from Operations	(190,901,885)	(137,944,714)

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized short-term gain on investments:*
Class A	—	(495,660)
Class B	—	(157,785)
Class C	—	(142,924)
Class D	—	(81,224)
Net realized long-term gain on investments:
Class A	—	(11,436,035)
Class B	—	(3,642,513)
Class C	—	(3,302,578)
Class D	—	(1,875,665)

Decrease in Net Assets from Distributions	—	(21,134,384)

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	118,891,828	235,765,131
Exchanged from associated Funds	50,417,012	255,549,973
Value of shares issued in payment of gain distributions	—	19,278,681

Total	169,308,840	510,593,785

Cost of shares repurchased	(81,643,208)	(129,358,936)
Exchanged into associated Funds	(48,835,394)	(253,780,186)

Total	(130,478,602)	(383,139,122)

Increase in Nets Assets from
Capital Share Transactions	38,830,238	127,454,663

Decrease in Net Assets	(152,071,647)	(31,624,435)

NET ASSETS:
Beginning of period	805,416,096	837,040,531

End of Period (net of accumulated net investment loss of $4,204,115
and $63,880, respectively)	$653,344,449	$805,416,096

* For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.	Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of June 30, 2002, matured pursuant to its terms.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2002, amounted to $524,124,594 and $469,365,047, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was $696,657,468. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $2,123,478. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $89,275,884 and $121,107,775, respectively.

4. Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Class A

	Six Months Ended June 30, 2002		Year Ended December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	4,785,321	$86,089,696	6,231,776	$128,446,244
Exchanged from
associated Funds	2,118,363	38,279,968	10,222,805	215,581,399
Shares issued in
payment of gain
distributions	—	—	610,596	10,728,256

Total	6,903,684	124,369,664	17,065,177	354,755,899

Cost of shares
repurchased	(2,906,469)	(51,270,970)	(4,139,871)	(83,203,505)
Exchanged into
associated Funds	(2,091,496)	(37,347,890)	(10,206,377)	(214,176,718)
Transferred to
Class I	(334,370)	(5,701,006)	—	—

Total	(5,332,335)	(94,319,866)	(14,346,248)	(297,380,223)

Increase	1,571,349	$30,049,798	2,718,929	$57,375,676

	Class B

	Six Months Ended June 30, 2002		Year Ended December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	641,381	$9,923,811	2,236,033	$40,723,093
Exchanged from
associated Funds	434,146	6,624,475	1,204,145	21,424,540
Shares issued in
payment of gain
distributions	—	—	226,810	3,438,408

Total	1,075,527	16,548,286	3,666,988	65,586,042

Cost of shares
repurchased	(640,678)	(9,627,336)	(957,291)	(16,710,427)
Exchanged into
associated Funds	(398,926)	(5,857,871)	(1,057,474)	(17,970,819)

Total	(1,039,604)	(15,485,207)	(2,014,765)	(34,681,246)

Increase	35,923	$1,063,079	1,652,223	$30,904,795

	Class C

	Six Months Ended June 30, 2002		Year Ended December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	841,656	$13,069,573	2,990,603	$54,720,369
Exchanged from
associated Funds	84,729	1,331,524	346,041	5,941,095
Shares issued in
payment of gain
distributions	—	—	216,666	3,290,804

Total	926,385	14,401,097	3,553,310	63,952,268

Cost of shares
repurchased	(829,972)	(12,370,451)	(940,086)	(16,128,893)
Exchanged into
associated Funds	(66,996)	(704,888)	(126,425)	(1,561,996)

Total	(1,016,767)	(15,100,086)	(1,504,058)	(25,833,804)

Increase (decrease)	(90,382)	$(698,989)	2,049,252	$38,118,464

	Class D

	Six Months Ended June 30, 2002		Year Ended December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	416,425	$6,450,534	651,559	$11,647,837
Exchanged from
associated Funds	265,774	4,181,045	688,552	12,602,939
Shares issued in
payment of gain
distributions	—	—	119,954	1,821,213

Total	682,199	10,631,579	1,460,065	26,071,989

Cost of shares
repurchased	(546,424)	(8,197,470)	(768,936)	(13,316,111)
Exchanged into
associated Funds	(197,315)	(2,899,998)	(642,810)	(11,927,738)

Total	(743,739)	(11,097,468)	(1,411,746)	(25,243,849)

Increase (decrease)	(61,540)	$(465,889)	48,319	$828,140

	Class I

	Six Months Ended June 30, 2002		November 30, 2001* to December 31, 2001

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	189,653	$3,358,214	11,558	$227,588
Transferred from
Class A	334,370	5,701,006	—	—

Total	524,023	9,059,220	11,558	227,588

Cost of shares
repurchased	(10,276)	(176,981)	—	—

Total	(10,276)	(176,981)	—	—

Increase	513,747	$8,882,239	11,558	$227,588

*	Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund’s daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $25,585 from sales of Class A shares. Commissions of $198,450 and $127,757 were paid to dealers for sales of Class A and Class C shares, respectively.

      The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $561,926 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $609,173, $560,783 and $311,446, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $68,826.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $39,518.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $2,913 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $43,542, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,162,710 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $42,405 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

7. Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $216,162,835 which is available for offset against future taxable net capital gains, expiring in 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

     In addition, the Fund elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $774,382 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

FINANCIAL HIGHLIGHTS (UNAUDITED)

     The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	CLASS A

	SIX MONTHS		YEAR ENDED DECEMBER 31,
	ENDED
	6/30/02		2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$19.66		$23.81	$27.01	$20.06	$17.48	$16.36

Income from Investment Operations:
Net investment loss	(0.22)		(0.13)	(0.09)	(0.08)	(0.04)	(0.06)
Net realized and unrealized gain (loss)
on investments	(4.21)		(3.51)	2.85	9.80	3.30	3.61

Total from Investment Operations	(4.43)		(3.64)	2.76	9.72	3.26	3.55

Less Distributions:
Distributions from net realized capital gain	—		(0.51)	(5.96)	(2.77)	(0.6)	(2.43)

Total Distributions	—		(0.51)	(5.96)	(2.77)	(0.68)	(2.43)

Net Asset Value, End of Period	$15.23		$19.66	$23.81	$27.01	$20.06	$17.48

TOTAL RETURN:	(22.53)%		(15.05)%	7.72%	50.71%	19.12%	22.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$396,012		$480,222	$516,836	$385,379	$298,319	$284,214
Ratio of expenses to average net assets	1.16%	†	1.08%	0.98%	1.02%	0.99%	1.05%
Ratio of net investment income (loss)
to average net assets	(0.81)%	†	(0.65)%	(0.29)%	(0.39)%	(0.24)%	(0.29)%
Portfolio turnover rate	65.73%		207.04%	212.97%	174.68%	132.18%	104.33%

	CLASS B

	SIX MONTHS		YEAR ENDED DECEMBER 31,
	ENDED
	6/30/02		2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$16.95		$20.77	$24.35	$18.44	$16.24	$15.47

Income from Investment Operations:
Net investment loss	(0.30)		(0.24)	(0.28)	(0.22)	(0.17)	(0.18)
Net realized and unrealized gain (loss)
on investments	(3.57)		(3.07)	2.66	8.90	3.05	3.38

Total from Investment Operations	(3.87)		(3.31)	2.38	8.68	2.88	3.20

Less Distributions:
Distributions from net realized capital gain	—		(0.51)	(5.96)	(2.77)	(0.68)	(2.43)

Total Distributions	—		(0.51)	(5.96)	(2.77)	(0.68)	(2.43)

Net Asset Value, End of Period	$13.08		$16.95	$20.77	$24.35	$18.44	$16.24

TOTAL RETURN:	(22.83)%		(15.67)%	6.99%	49.51%	18.24%	21.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$103,644		$133,664	$129,476	$29,097	$14,824	$8,437
Ratio of expenses to average net assets	1.91%	†	1.83%	1.73%	1.77%	1.75%	1.81%
Ratio of net investment income (loss)
to average net assets	(1.56)%	†	(1.40)%	(1.04)%	(1.14)%	(1.00)%	(1.05)%
Portfolio turnover rate	65.73%		207.04%	212.97%	174.68%	132.18%	104.33%

See footnotes on page 18.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	CLASS C

		YEAR ENDED
	SIX MONTHS	DECEMBER 31,		5/27/99*
	ENDED			TO
	6/30/02	2001	2000	12/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$16.98	$20.81	$24.38	$18.12

Income from Investment Operations:
Net investment loss	(0.30)	(0.24)	(0.28)	(0.11)
Net realized and unrealized gain (loss)
on investments	(3.57)	(3.08)	2.67	9.14

Total from Investment Operations	(3.87)	(3.32)	2.39	9.03

Less Distributions:
Distributions from net realized capital gain	—	(0.51)	(5.96)	(2.77)

Total Distributions	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Period	$13.11	$16.98	$20.81	$24.38

TOTAL RETURN:	(22.79)%	(15.69)%	7.03%	52.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$93,930	$123,225	$108,341	$7,202
Ratio of expenses to average net assets	1.91% †	1.83%	1.73%	1.75%	†
Ratio of net investment income (loss)
to average net assets	(1.56)% †	(1.40)%	(1.04)%	(1.02)%	†
Portfolio turnover rate	65.73%	207.04%	212.97%	174.68%	††

	CLASS D							CLASS I

	SIX MONTHS		YEAR ENDED DECEMBER 31,					SIX MONTHS		11/30/01*
	ENDED							ENDED		TO
	6/30/02		2001	2000	1999	1998	1997	6/30/02		12/31/01

PER SHARE DATA:
Net Asset Value, Beginning of Period	$16.97		$20.79	$24.38	$18.45	$16.25	$15.47	$19.66		$19.24

Income from Investment Operations:
Net investment loss	(0.30)		(0.24)	(0.28)	(0.22)	(0.17)	(0.18)	(0.14)		(0.01)
Net realized and unrealized gain (loss)
on investments	(3.57)		(3.07)	2.65	8.92	3.05	3.39	(4.26)		0.43

Total from Investment Operations	(3.87)		(3.31)	2.37	8.70	2.88	3.21	(4.40)		0.42

Less Distributions:
Distributions from net realized capital gain	—		(0.51)	(5.96)	(2.77)	(0.68)	(2.43)	—		—

Total Distributions	—		(0.51)	(5.96)	(2.77)	(0.68)	(2.43)	—		—

Net Asset Value, End of Period	$13.10		$16.97	$20.79	$24.38	$18.45	$16.25	$15.26		$19.66

TOTAL RETURN:	(22.80)%		(15.65)%	6.94%	49.60%	18.23%	21.34%	(22.38)%		2.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$51,743		$68,078	$82,387	$39,781	$27,433	$26,088	$8,016		$227
Ratio of expenses to average net assets	1.91%	†	1.83%	1.73%	1.77%	1.75%	1.81%	0.66%	†	0.68%	†
Ratio of net investment income (loss) to
average net assets	(1.56)%	†	(1.40)%	(1.04)%	(1.14)%	(1.00)%	(1.05)%	(0.31)%†		(0.14)%	†
Portfolio turnover rate	65.73%		207.04%	212.97%	174.68%	132.18%	104.33%	65.73%		207.04%	†††
Without expense reimbursement:ø
Ratio of expenses to average net assets								0.70%	†	1.05%	†
Ratio of net investment income (loss) to
average net assets								(0.35)%	†	(0.50)%	†

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. See Notes to Financial Statements.

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Paul C. Guidone 1
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
Director, Conoco Inc.
Director, Integris Health

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
Sullivan & Cromwell

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board,
     J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
Investment Company Institute

Fred E. Brown
Director Emeritus

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris	Thomas G. Rose	Lawrence P. Vogel
Chairman	Vice President	Vice President and Treasurer

Brian T. Zino	Marion S. Schultheis	Frank J. Nasta
President	Vice President	Secretary

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(800) 445-1777	Retirement Plan
Services
General Counsel	Shareholder Service Agent
Sullivan & Cromwell	Seligman Data Corp.	(212) 682-7600	Outside the
	100 Park Avenue		United States
New York, NY 10017
		(800) 622-4597	24-Hour Automated
Telephone Access
Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

SELIGMAN ADVISORS, INC.
an affiliate of
J. & W. SELIGMAN & CO.

INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017
www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Capital Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQCA3 6/02	Printed on Recycled Paper